UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 1, 2014

DEALERTRACK TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51653	52-2336218
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer
Identification No.)

1111 Marcus Ave., Suite M04, Lake Success, NY	11042
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (516) 734-3600

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Dealertrack Technologies, Inc. is filing this Current Report on Form 8-K/A (the “Amended 8-K/A”) solely to add certain information included in Exhibit 99.2 furnished with the Current Report on Form 8-K/A filed by the registrant on May 13, 2014 (the “Original 8-K/A”).   The Independent Auditor’s Report of Deloitte & Touche LLP on page 2 of Exhibit 99.2 now includes the city and state where it was issued.

TABLE OF CONTENTS

Item 9.01 Financial Statements and Exhibits

EXHIBIT INDEX

2.1	EX- 2.1: Agreement and Plan of Merger (incorporated by reference from Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed on December 20, 2013)*

10.1	EX- 10.1: Credit Agreement (including the U.S. Guarantee Agreement and the Canadian Guarantee Agreement) (incorporated by reference from Exhibit to the Registrant’s Current Report on Form 8-K filed on March 4, 2014)*

23.1	EX- 23.1: Consent of Deloitte & Touche LLP*

23.2	EX- 23.2: Consent of Deloitte & Touche LLP

9.1	EX- 99.1: Press Release (incorporated by reference from Exhibit 99.1 to the Registrant’s Current Report on Form 8-K filed on March 4, 2014)*

99.2	EX- 99.2: Historical consolidated financial statements of Dealer Dot Com, Inc.

99.3	EX- 99.3: Unaudited combined condensed pro forma financial information of Dealertrack Technologies, Inc.*

*	Previously filed.

Item 9.01 Regulation FD Disclosure.

(a) Financial Statements of Businesses Acquired

The audited historical financial statements of Dealer Dot Com, Inc. as of December 31, 2013 and 2012 and for each of the years ended December 31, 2013, 2012, and 2011, are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited combined condensed pro forma financial information of the Company as of and for the year ended December 31, 2013, which have been prepared to give effect to the Merger, are filed as Exhibit 99.3 to this Current Report on Form 8-K and are incorporated herein by reference. The pro forma financial information is presented for informational purposes only and does not purport to represent what the Company's results of operations or financial position would have been had the transactions reflected occurred on the dates indicated or to project the Company's financial position as of any future date or the Company's results of operations for any future period.

(c) Not applicable

(d)  Exhibits.

Exhibit No.	Description

2.1	EX- 2.1: Agreement and Plan of Merger (incorporated by reference from Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed on December 20, 2013)*

10.1	EX- 10.1: Credit Agreement (including the U.S. Guarantee Agreement and the Canadian Guarantee Agreement) (incorporated by reference from Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on March 4, 2014)*

23.1	EX- 23.1: Consent of Deloitte & Touche LLP*

23.2	EX- 23.2: Consent of Deloitte & Touche LLP

99.1	EX- 99.1: Press Release (Incorporated by reference from Exhibit 99.1 to the Registrant’s Current Report on Form 8-K filed on March 4, 2014)*

99.2	EX- 99.2: Historical consolidated financial statements of Dealer Dot Com, Inc.

99.3	EX- 99.3: Unaudited combined condensed pro forma financial information of Dealertrack Technologies, Inc.*

*	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 11, 2014

Dealertrack Technologies, Inc.

By: /s/ Eric D. Jacobs
Eric D. Jacobs
Executive Vice President, Chief Financial and Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	EX- 2.1: Agreement and Plan of Merger (incorporated by reference from Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed on December 20, 2013)*

10.1	EX- 10.1: Credit Agreement (including the U.S. Guarantee Agreement and the Canadian Guarantee Agreement) (incorporated by reference from Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on March 4, 2014)*

23.1	EX- 23.1: Consent of Deloitte & Touche LLP*

23.2	EX- 23.2: Consent of Deloitte & Touche LLP

99.1	EX- 99.1: Press Release (Incorporated by reference from Exhibit 99.1 to the Registrant’s Current Report on Form 8-K filed on March 4, 2014)*

99.2	EX- 99.2: Historical consolidated financial statements of Dealer Dot Com, Inc.

99.3	EX- 99.3: Unaudited combined condensed pro forma financial information of Dealertrack Technologies, Inc.*

*	Previously filed.